UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2024

Achari Ventures Holdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40906	86-1671207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Walnut Avenue, Suite 400

Clark, NJ 07066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 340-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one Redeemable Warrant	AVHIU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	AVHI	The Nasdaq Stock Market LLC
Redeemable Warrants	AVHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As originally disclosed by Achari Ventures Holdings Corp. I, a Delaware company (the “Company”) in an amendment to the Company’s Registration Statement on Form S-4 (File No. 333-276422 ) filed by the Company with the Securities and Exchange Commission on April 9, 2024 (as amended from time to time, the “Registration Statement”), on April 5, 2024, the staff of The Nasdaq Stock Market LLC (the “Staff”) provided the Company with a delisting determination notice and, as a result, trading in the Company’s securities on The Nasdaq Global Market (“Nasdaq”) was suspended effective with the open of the market on April 9, 2024. The Company’s securities are therefore currently eligible to trade only on the OTC Markets system. As a result, the Company submitted an appeal to Nasdaq with respect to such delisting determination on April 19, 2024. Additionally, Donohoe Advisory Associates LLC, the Company’s outside advisor regarding Nasdaq matters, submitted a submission on behalf of the Company in support of such appeal on May 3, 2024. On May 17, 2024, the Staff submitted to the Nasdaq Listing and Hearing Review Council a memorandum in support of the delisting determination, which reiterated the previously cited bases for issuing a delisting determination. Although the Company has appealed the delisting determination and has been advised that Nasdaq will continue to process the Company’s initial listing application with respect to the Company's proposed business combination with Vaso Corporation (the “Business Combination”) during the pendency of the appeal, there can be no guarantee that Nasdaq will do so, which may delay, or ultimately prevent the consummation of the Business Combination. Additionally, Nasdaq has not advised the Company of any expected timing with regard to the resolution of the Company’s appeal of the delisting determination. For further information regarding the proposed Business Combination with Vaso Corporation and the listing status of the Company's securities please refer to the Registration Statement. Capitalized terms used but not defined herein have the meanings assigned to such terms in the Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHARI VENTURES HOLDINGS CORP. I

Dated: June 11, 2024

By:	/s/ Vikas Desai
Name:	Vikas Desai
Title:	Chief Executive Officer